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Exhibit 10.14

SECOND AMENDMENT TO REAL ESTATE CONTRACT

        This SECOND AMENDMENT TO REAL ESTATE CONTRACT (hereinafter sometimes referred to as the "First Amendment") is hereby made and entered into as of this 21st day of January, 2005, by and between PANATTONI DEVELOPMENT COMPANY, LLC, a California limited liability company, and the sellers listed on the attached Exhibit A (collectively, "Seller"), and DIVIDEND CAPITAL OPERATING PARTNERSHIP LP, a Delaware limited partnership ("Purchaser").

RECITALS

        A.    WHEREAS, Seller and Purchaser entered into that certain Real Estate Contract dated December 23, 2004, as amended on January 7, 2005 (the "Contract"), regarding those certain real properties more particularly described in the Contract, which are located in the City of Memphis, County of Shelby, State of Tennessee; and

        B.    WHEREAS, Seller and Purchaser desire to amend the terms of the Contract as hereinafter set forth.

        NOW, THEREFORE, for and in consideration of the sum of the mutual covenants and agreements set forth in this First Amendment, the premises, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by each of the parties hereto, notwithstanding anything to the contrary contained in the Contract, the parties hereto agree as follows:

1.
All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Contract.

2.
Any reference to Panattoni Holdings, LLC, a                        limited liability company, in the Contract is hereby corrected to be Panattoni Holdings, Inc., a California corporation. PH will be, at the time of Closing of the Technicolor II property (the "Technicolor II Closing"), the lessee under the IDB lease and will convey its interest in the IDB lease to the Purchaser at the Technicolor II Closing. PH will also be, at the time of the Technicolor II Closing, the landlord under a sublease of the Technicolor II property pursuant to a Ground Lease with Malone Road 850 DM, LLC ("DM"), Malone Road 850 CP, LLC ("CP") and Malone Road 850 JR, LLC ("JR", DM, CP and JR, collectively, the "Ground Lessees"). PH will also convey its interest as landlord under the Ground Lease to Purchaser at the Technicolor II Closing. The Ground Lessees will convey their interests as lessees under the Ground Lease to Purchaser. Ground Lessees join herein to acknowledge their consent to the terms herein and to consent to their names being added to the Contract as though they had been named parties to the original Contract.

3.
Purchaser acknowledges that PH will be entering into a contract with Richmond-Eastpark 1, LLC, a Tennessee limited liability company ("Richmond"), one of the owners of Eastpark I, to purchase Richmond's interest in said property prior to the closing of the purchase of said property by Purchaser. Richmond's name is hereby deleted from Exhibit A and the signature page of Richmond is hereby deleted as though it had never been a party to the Contract and replaced with PH. PH joins herein to acknowledge that it is one of the sellers of the Eastpark 1 property as though it had been named to the original Contract.

4.
The Closing Date for the Technicolor II property is hereby extended to February 2, 2005.

5.
As to the Technicolor II property and the Technicolor II Closing, Seller will provide Purchaser with a credit of Twenty-Five Thousand Dollars ($25,000.00) at closing for the costs of completing repairs to the Technicolor II roof that were suggested by Firestone, but not required.

6.
Exhibit A attached to the Contract is hereby deleted in its entirety and replaced with the Exhibit A attached hereto.

7.
Except as herein specifically modified and amended by this Second Amendment, all of the terms, covenants and conditions of the Contract are hereby ratified and confirmed and shall remain in full force and effect. This Second Amendment may be executed in multiple counterparts, each of which shall constitute an original but when taken together shall constitute one and the same instrument. Facsimile signatures shall constitute originals for all purposes under this Second Amendment.

8.
Except insofar as reference to the contrary is made in any such instrument, all references to the "Contract" in any future correspondence or notice shall be deemed to refer to the Contract as modified by this Second Amendment.

9.
This Second Amendment shall be governed by and construed in accordance with the laws of the State of Tennessee, without regard to principles of conflicts of laws.

[Remainder of Page Intentionally Left Blank; Signatures Follow on Next Page]

SIGNATURE PAGE

        IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed as of the day and year first above written.

SELLER:
PANATTONI DEVELOPMENT COMPANY, LLC, a California limited liability company, for itself and as agent for the sellers listed on the attached Exhibit A
By:	Carl D. Panattoni, Trustee of the Panattoni Living Trust dated April 18, 1998, Sole Member
MALONE ROAD 850 DM, LLC, a Tennessee limited liability company
By:	Dudley Mitchell, Chief Manager
MALONE ROAD 850 CP, LLC, a Tennessee limited liability company
By:	Carl D. Panattoni, Manager
MALONE ROAD 850 JR, LLC, a Tennessee limited liability company
By:	Jacklyn L. Rieger, Manager
PANATTONI HOLDINGS, INC., a Delaware corporation
By:	Carl D. Panattoni, President
PURCHASER:
DIVIDEND CAPITAL OPERATING PARTNERSHIP LP, a Delaware limited partnership
By:	Dividend Capital Trust Inc., a Maryland corporation, its general partner
By:
Name:
Title:

Exhibit A

Property
Technicolor II 5140 Memphis Oaks Dr.	PANATTONI HOLDINGS, INC., a California corporation, MALONE ROAD 850 DM, LLC, MALONE ROAD 850 CP, LLC, and MALONE ROAD 850 JR, LLC
Shelby 4 4800 Hickory Hill	MERCY CAPITAL CENTER JOINT VENTURE, a California general partnership ("Mercy Capital"), MITCHELL INVESTMENTS, LLC, a Tennessee limited liability company ("Mitchell"),
Shelby 5	VAN VALKENBUGH-SHELBY 5, LLC, a Tennessee limited liability company, J & C INVESTMENTS, L.L.C., a California limited liability company ("VV-Shelby 5") and CHARLES KESSINGER
Shelby 19 5166 Pleasant Hill
RIEGER-SHELBY 19, LLC, a Tennessee limited liability company "Rieger-Shelby 19"), PANATTONI-SHELBY 19, LLC, a California limited liability company ("P-Shelby 19"), VANVALKENBURGH-SHELBY 19, LLC, a Tennessee limited liability company ("VV-Shelby 19"), JAMES F. JORDAN and wife, SUSAN R. JORDAN (collectively "Jordan")
Eastpark I 5300 Hickory Hill
PVV-5300 Hickory Hill, LLC, a Tennessee limited liability company ("PVV"), CARL D. PANATTONI ("CDP"), PANATTONI-5300 HICKORY HILL, LLC, a Tennessee limited liability company ("P-5300"), VAN VALKENBURGH-5300 HICKORY HILL, LLC, a Tennessee limited liability company ("VV-5300"), PML-5300 HICKORY HILL, LLC, a Tennessee limited liability company ("PML-5300"), RIEGER-5300 HICKORY HILL, LLC, a Tennessee limited liability company ("R-5300"), PANATTONI HOLDINGS, INC., a California corporation
Eastpark II 5405 Hickory Hill
PANATTONI-5405 HICKORY HILL, LLC, a Tennessee limited liability company, ("P-5405"), VAN VALKENBURGH-5405 HICKORY HILL, LLC, a Tennessee limited liability company ("VV-5405"), RIEGER-5405 HICKORY HILL, LLC, a Tennessee limited liability company ("R-5405"), MITCHELL-5405 HICKORY HILL, LLC, a Tennessee limited liability company ("M-5405")
Shelby 18 5155 Citation Drive
RIEGER-CITATION DRIVE, LLC, a Tennessee limited liability company ("Citation"), VAN VALKENBURGH-CITATION DRIVE, LLC, a Tennessee limited liability company ("VV-Citation"), PANATTONI-CITATION DRIVE, LLC, a Tennessee limited liability company ("P-Citation") and JAMES F. JORDAN and wife, SUSAN R. JORDAN (collectively "Jordan") (together "Seller")

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SECOND AMENDMENT TO REAL ESTATE CONTRACT